Exhibit 99.1

2 NEXT GENERATION SKIN & SCALP REJUVENATION: STEM CELL EXOSOMES + MITOCHONDRIAL BIOGENESIS TECHNOLOGY DISCOVERED USING AI Jordan R. Plews, PhD & Keshav K. Singh, PhD

Jordan R. Plews, PhD Cofounder of ELEVAI Labs Inc. (Nasdaq: ELAB) CEO of ELEVAI Skincare Inc. Background: Biochemical Engineer & Stem Cell Scientist . Academic research completed at University College London, University of Sheffield, and Stanford University . Experience with human stem cells, molecular biology, single cell genomics, proteomics, RNA analysis, as well as cell separation, isolation, and advanced identification techniques . Previously part of Pfizer’s Bioprocess Development Group, and Product Management leadership at BD and Natera, primarily designing & launching stem cell, cell therapy, and oncology related clinical research products . 20 years of experience in bioprocess design, stem cells, and regenerative medicine . 3

WHAT IS AGING? 4

WHAT IS AGING? DEFINITION: “Aging is the natural process of becoming older, which involves the gradual decline of physical and biological functions over time. ” 5

WHAT IS AGING? DEFINITION: “Aging is the natural process of becoming older, which involves the gradual decline of physical and biological functions over time. ” Aging is a degenerative disease that results in the gradual decline of physical and biological functions over time. 6

WHAT IS AGING? DEFINITION: “Aging is the natural process of becoming older, which involves the gradual decline of physical and biological functions over time. ” Aging is a degenerative disease that results in the gradual decline of physical and biological functions over time. 7

WHAT ARE EXOSOMES? Exosomes act as important messengers between cells, protecting and transporting the body’s natural messages. CELL A Mesenchymal Stem Cell (MSC) CD90+, CD105+, CD73+, CD45 - CELL B Dermal Fibroblast EXOSOMES nanoencapsulated RNA & Protein

9 WHY DO WE AGE?

AGING EXPLAINED SIMPLY Rate of Repair/Regeneration Rate of Damage/Degeneration TIME Signs of Aging are repaired faster than they accumulate Signs of Aging are repaired slower than they accumulate

AGING EXPLAINED SIMPLY Rate of Repair/Regeneration Rate of Damage/Degeneration Collagen & Elastin (ECM) Reactive Oxygen Species (ROS’s) Genes linked to senescence Growth Factor Production TIME Signs of Aging are repaired faster than they accumulate Signs of Aging are repaired slower than they accumulate

AGING EXPLAINED SIMPLY TIME Signs of Aging are repaired faster than they accumulate Signs of Aging are repaired slower than they accumulate Rate of Repair/Regeneration Rate of Damage/Degeneration

HALLMARKS OF AGING 13

HALLMARKS OF AGING IMPACTED BY INTERCELLULAR COMMUNICATION (EXOSOMES) 14 IMPACTED BY MITOCHONDRIAL DYSFUNCTION (ATP/ENERGY)

HALLMARKS OF AGING IMPACTED BY INTERCELLULAR COMMUNICATION (EXOSOMES) 15 IMPACTED BY MITOCHONDRIAL DYSFUNCTION (ATP/ENERGY)

FOUR PHASES OF WOUND HEALING Source: Yang, Fan, et al. "The biological processes during wound healing." Regenerative Medicine 16.04 (2021): 373 - 390.

Stem cells exosomes support all 4 phases of wound healing FOUR PHASES OF WOUND HEALING Source: Yang, Fan, et al. "The biological processes during wound healing." Regenerative Medicine 16.04 (2021): 373 - 390.

1hr Post RF Microneedling TOPICAL EXOSOMES POST PROCEDURE Courtesy of Dr. Natalie Curcio, Immediately after RF Microneedling and 1hr post application of ELEVAI Empower topical exosome serum Baseline 1 Hour Post Topical ELEVAI empower Baseline 1 Hour Post Topical ELEVAI empower

2hr Post RF Microneedling TOPICAL EXOSOMES POST PROCEDURE Courtesy of Dr. Tim Sayed, Immediately after Potenza RF Microneedling and 2hrs post application of ELEVAI Empower topical exosome serum Baseline 2 Hours Post Topical ELEVAI empower

Redness: 8 Week Result - 2x Daily Topical application Subject achieved approximately 44% reduc)on in redness in 8 weeks Photos courtesy of Trio Skincare (Walnut Creek, CA) TOPICAL EXOSOMES AT HOME

o Cell Source o o o Manufacturing Process Preservation / Storage Efficacy / Results KEY FACTORS IN SELECTING EXOSOMES

The source from which exosomes are isolated from is of critical importance with implications on their functional use and clinical applications. STEM CELL SOURCES Umbilical Cord (Wharton’s Jelly) MSCs Placental Tissue MSCs Adipose Tissue derived MSCs Bone Marrow derived MSCs CELL SOURCE IMPACTS EXOSOME QUALITY 22

The source from which exosomes are isolated from is of critical importance with implications on their functional use and clinical applications. STEM CELL SOURCES Umbilical Cord (Wharton’s Jelly) MSCs Placental Tissue MSCs Adipose Tissue derived MSCs Bone Marrow derived MSCs NON STEM CELL SOURCES Platelets Fibroblasts CELL SOURCE IMPACTS EXOSOME QUALITY 23

Nedachi, Taku, et al. "Chronological aging impacts abundance, function and microRNA content of extracellular vesicles produced by human epidermal keratinocytes." Aging (Albany NY) 15.22 (2023): 12702. Key Takeaways: 1. Exosomes from young cells shown to have a positive impact on older cells 2. Exosomes from older cells did not cause a benefit, in some cases had a negative impact. Young Cells Produce Better Exosomes

o Cell Source o Manufacturing Process o Preservation / Storage Efficacy / Results o KEY FACTORS IN SELECTING EXOSOMES

VERTICALLY INTEGRATED PROCESSING 26

● Avoid use of animal derived products ○ Fetal Bovine Serum (FBS) is common in cell culture, but also creates unnecessary risks. 1,3 ■ Mad Cow Disease , aka Bovine Spongiform Encephalitis (BSE) ■ Currently no way to screen for BSE in live cattle and no effective way to remove the presence of BSE from animal by - products 2 ■ Some are allergic to pasture animals 1. Lee, Myung - Suk, et al. "Enhanced cell growth of adipocyte - derived mesenchymal stem cells using chemically - defined serum - free media." International journal of molecular sciences 18.8 (2017): 1779. 2. Considerations for US Fetal Bovine Serum Sourcing, Ton van Raalte, Brian Dalton, BioPharm International, BioPharm International, June 2022 Issue, Volume 35, Issue 6 3. FDA doesn’t require animal testing on cosmetic products ( https:// www.fda.gov/cosmetics/resources - consumers - cosmetics/cosmetics - safety - qa - animal - testing ) ANIMAL FREE EXOSOME PROCESSING

o Cell Source o Manufacturing Process o Preservation / Storage o Efficacy / Results KEY FACTORS IN SELECTING EXOSOMES

Storage & Ease of Use ● Airless Packaging: ○ Sturdy double walled airless pumps protect from oxida&on ○ Opaque containers protect from sunlight & UV damage ● No recons>tu>on required (i.e. product is a true topical serum) ● Vials require a syringe and imply injectable use (which is not allowed)

Exosomes: Nanosized Messengers Exosomes are created by and released from cells and are less than 1/100th the size of a cell. Source: György, B., Szabó, T.G., Pásztói, M. et al. Membrane vesicles, current state - of - the - art: emerging role of extracellular vesicles. Cell. Mol. Life Sci. 68, 2667 – 2688 (2011).

Hair follicle diameter: Exosome diameter: 110,000 - 293,000 nm (733x to 9766 x diameter of exosomes) 30 - 150 nm 1. Lee MS, Kossard S, Wilkinson B, Doyle JA. Quantification of hair follicle parameters using computer image analysis: a comparison of androgenetic alopecia with normal scalp biopsies. Australas J Dermatol. 1995 Aug;36(3):143 - 7. doi: 10.1111/j.1440 - 0960.1995.tb00956.x. PMID: 7487740. 2. Liu, Xin et al. “Hair follicles contribute significantly to penetration through human skin only at times soon after application as a solvent deposited solid in man.” British journal of clinical pharmacology vol. 72,5 (2011): 768 - 74. doi:10.1111/j.1365 - 2125.2011.04022.x Exosome Absorp?on - Hair Follicles “This pattern is also seen with hair follicle diameters; normal terminal (268.41 +/ - 24.88 microns) , androgenetic alopecia terminal (236.34 +/ - 17.23 microns), and vellus hairs (130.88 +/ - 19.96 microns) .” 1

o o Cell Source o Manufacturing Process Preservation / Storage o Efficacy / Results KEY FACTORS IN SELECTING EXOSOMES

1hr Post Microneedling TOPICAL EXOSOMES POST PROCEDURE Courtesy of MOBO Skin, OH - Immediately after Microneedling and 1hr post application of ELEVAI Empower topical exosome serum Before 1hr Later Before 1hr Later Before 1hr Later

1hr Post Vascular Laser (excel V+ 532nm KTP) TOPICAL EXOSOMES POST PROCEDURE Courtesy of Dr. Natalie Curcio, Immediately after excel V and 1hr post application of ELEVAI Empower topical exosome serum Baseline 1 Hour Post topical ELEVAI empower Baseline 1 Hour Post topical ELEVAI empower

35 Baseline 8 Weeks Photos courtesy of Trio Skincare (Walnut Creek, CA) Redness: 8 Week Result - 2x Daily Topical applica9on Subject achieved approximately 44% reduc)on in redness in 8 weeks TOPICAL EXOSOMES AT HOME Baseline 8 Weeks

36 Pigmentation: 16 - week result 2x Daily Topical Application Only BEFORE AFTER BEFORE AFTER Photos courtesy of Dr. Gill (Lodi, CA)

AGING EXPLAINED SIMPLY TIME Signs of Aging are repaired faster than they accumulate Signs of Aging are repaired slower than they accumulate Rate of Repair/Regeneration Rate of Damage/Degeneration

h%ps:// www.quantamagazine.org/cells - across - the - body - talk - to - each - other - about - aging - 20240108/ Chemical signals released by mitochondria are somehow communicated to mitochondria in other Mssues, with consequences for how rapidly organism age EXOSOMES

Keshav K. Singh, PhD 39 Founder & Chief Scientific Officer, Yuva Biosciences Background: • Undergraduate from India in Microbiology. • PhD from Australia in Marine Biology. • Postdoc at Harvard in DNA damage, repair and mutagenesis • Faculty/Professor at Johns Hopkins • University of Alabama at Birmingham – Prof. of Genetics, Dermatology & Pathology Founded Mito Res and Medicine Society in US and India Founding Editor - in - Chief , Mitochondrion Journal Founding Editor - in - Chief , the Cancer Health Disparities Authored of over 100 peer reviewed research publications Authored 3 books on aging, cancer and mitochondrial diseases First to describe mitochondria’s role as the epigenetic regulators of the nuclear genome. Demonstrated the role of mitochondria in nuclear genome instability.

Keshav K. Singh, Ph.D Scien:ﬁc Founder and Chief Scien:ﬁc Oﬃcer

//041 www.yuvabio.com New Ground - Breaking Discovery: A Key Cause of Skin and Hair Aging is Mitochondrial Dysfunction. Keshav K Singh, Ph.D. Founding Scientist “Scientists Have Found a Way to Reverse Wrinkles and Hair Loss , According to an ‘Unprecedented’ New Study.” (July 2018)

Youthfulness for Life Restoring Mitochondrial Function Develop Products that Address the Root Cause of Aging by Leveraging Breakthroughs in Mitochondrial Science .

Mitochondrial FuncMon Declines as We Age: Overview. //043 www.yuvabio.com

The Hallmarks of Aging: Mitochondrial Dysfunction is Critical in Driving Skin Aging and Interacts with the Other Hallmarks. • Yuva Biosciences has spent millions of dollars and several years of research to develop a technology platform that can identify compounds that improve mitochondrial function and health . • Our lead product, YuvaBio ® Y100 , has been licensed to ELEVAI Labs . Together, we will combine exosomes and mitochondrial science to develop the next generation of cosmetic products . • These products will provide multiple benefits in addressing age - related consequences with skin and hair . //044 Mitochondrial Dysfunction Stem Cell Exhaustion THE HALLMARKS OF AGING While these 9 hallmarks were www.yuvabio.com first proposed in a seminal paper in 2013, more recently aging hallmarks is expanded to 12 to include: Compromised Autophagy Chronic Inflammation Dysbiosis: Microbiome Mitochondrial dysfunction influences these proposed hallmarks as well.

YUVA BIOSCIENCES

//045

Rate of Decline in Mitochondrial Function During Aging.

Overview.


Aging
Aging
MITOCHONDRIA
Decline in Mitochondrial Health & Function
CELL
Age Associated Cellular Decline (AACD)
BODY PART
Weakened Organ or System (e.g., Muscle)
BODY
Poor Health & Function (Lack of Energy, Strength, Stamina or Protection)

Mitochondrial ROS. (2023, December 3). In Wikipedia. https://en.wikipedia.org/wiki/Mitochondrial_ROS

The annual **rate of loss is said to be 1%** but trajectory increases with advancing age.

The rate of mitochondrial functional decline correlates with mtDNA content.

www.yuvabio.com

Mitochondria Explained: 90% of the Energy We Need to Sustain Life & Support Organ Function is Created by Mitochondria. //046 OXPHOS COMPLEX I 7 37 44 mtDNA encoded Nuclear DNA encoded Total proteins OXPHOS COMPLEX II 0 4 4 OXPHOS COMPLEX III 1 10 11 OXPHOS COMPLEX IV 3 11 14 OXPHOS COMPLEX V 2 14 16 • The powerhouse of the cell. www.yuvabio.com • The average lifespan of a mitochondrion is around 100 days. • Each mitochondrion contains 17,000 tiny assembly lines for making ATP. • Mitochondrial DNA (mtDNA) has no repair mechanism.

YUVA BIOSCIENCES

//047

Mitochondria Explained:

Signalling Organelles.


Cytochrome C
Caspase Activation
Cell Death
H_2O_2
Protein Thiol Oxidation
Cell Function
$NADH/NAD^+$
HRI/GCN2
Integrated Stress Response
AMPK
Mitochondrial Dynamics
Catabolic Switch
mtDNA/mtRNA
MAVS/STING/TLR9/NLRP3
Immune Response
TCA Metabolites
Chromatin Modification DNA/RNA Methylation
Cell Fate

www.yuvabio.com

www.yuvabio.com Mitochondria are the Major Source of OxidaMve Stress: Reac=ve Oxygen Species (ROS) are produced due to leakage of electron at Complex I and III. Mitochondrial ROS. (2023, December 3). In Wikipedia. h?ps://en.wikipedia.org/wiki/Mitochondrial_ROS //048

//049

Mitochondrial Dysfunction and Cellular Consequences:

By Skin Cell Types.

Skin Cell Type	Cellular Consequences
Keratinocytes	Impaired epidermal differentiation and cornification, defective barrier function, and increased cell death
Melanocytes	Impaired melanosome transport and pigmentation disorders
Fibroblasts	Decreased cell proliferation, Decreased ECM synthesis, **Decreased skin integrity, reduced elasticity, and appearance of wrinkles**
Immune Cells	Depletion of phagocytic and antigen cross-presenting capacity of DCs, decreased antigen presentation capacity and reduced ability to activate T cells, inflammation, and dysregulated signaling and function of lymphocytes
Sebocytes	Skin xerosis and lowered surface lipid levels
Adipocytes	Chronic inflammation, reduced stem cell activity, obesity, insulin resistance, and impaired tissue regeneration and homeostasis

www.yuvabio.com

Martic I, Papaccio F, Bellei B, Cavinato M. Mitochondrial dynamics and metabolism across skin cells: implications for skin homeostasis and aging. Front Physiol. 2023 Nov 15;14:1284410. doi: 10.3389/fphys.2023.1284410.

Addressing the Root Cause of Hair and Skin Aging: Improving Mitochondrial FuncUon Fights Hair and Skin Aging Which Has Many Beneﬁts. Improving mitochondrial health in hair and skin cells enables them to perform ALL their assigned functions eﬀectively! • Enhancing hair growth • Preventing hair loss • Improving hair strength • Increasing hair proliferation • Reducing hair greying • Protect skin from dryness • Reduce oxidative stress • Target pigmentation • Prevent inflammation • Boost collagen production //050 www.yuvabio.com

YUVA BIOSCIENCES
//051

Mechanism of Action at Molecular Level:
Enhancing Mitochondrial Biogenesis.

Our compounds upregulate key biomarkers of mitochondrial biogenesis in cells (<u>biomarker 1</u>, <u>biomarker 2</u>, and <u>biomarker 3</u>).


YuvaBio® Y100™
BM1
BM2
BM3

1. Applied topically to scalp skin and facial skin.

2. Compound Y100 enhances expression of key regulators of mitochondrial biogenesis.







3. As a result, Y100 increases mtDNA production in cells

www.yuvabio.com

The World’s First ArMﬁcial Intelligence Classiﬁer for Mitochondrial Biogenesis: MitoGPT. Welcome to MitoGPT Find compounds that improve mitochondrial health | Advised by a Top AI Expert… Jeb Linton - Chief Data Scientist of TLS Division at IBM. Former CTO for AI Cognitive Security. Compound Similarity Mitochondrial Biogenesis AI Research Assistant //052 www.yuvabio.com

//053

Clinically Validated:
YuvaBio® Y100™ is Successful in Multiple Human Trials.

HAIR AGING, SKIN AGING, AND SAFETY STUDIES…

- Safety trial: 54 participants. No adverse reactions or side effects were reported.
- Hair aging study: 2x per day application. Leave-on. Primary clinical indication: androgenetic alopecia. **Headline results: 82% of women had a measured improvement in hair growth after only 90 days.**
- Skin aging study: split-face study design. Placebo controlled. 2x per day application. Leave-on. Select enrolment criteria: presenting fine lines and/or wrinkles, dull uneven complexion, rough and sagging skin texture, and lack of firmness. **Headline results: YuvaBio® Y100™ beat the placebo product by 57% for smoothness/wrinkles. It also performed better than the placebo in all others assessed skin aging parameters (6 total).**



www.yuvabio.com

ELEVAI + YuvaBio

1 + 1 = 11

Exciting Partnership: Yuva Biosciences and ELEVAI Labs

Octane's Aesthetics Tech Forum – People's Choice Award Winners 2022 and 2023.

Two recognized winners of the prestigious ***Octane Aesthetics Tech Forum*** *partnering to launch groundbreaking cosmetic products.*

AESTHETICS
TECH FORUM
powered by octane

ELEVAI

2022



Dr. Jordan Plews, ELEVAI Labs
People's Choice Award Winner
Octane Aesthetics Tech Forum 2022

YUVA BIOSCIENCES

2023



Greg Schmergel, Yuva Biosciences
People's Choice Award Winner
Octane Aesthetics Tech Forum 2023

www.yuvabio.com

E L E V A I E - S E R I E S The ELEVAI E - Series TM

Approximately 60% of men and 50% of women experience some form of hair loss during their lifetime. In the United States alone, around 56 million people are affected by hair loss, including 35 million men and 21 million women.

Rooted in nature, perfected by science.

E L E V A I S - S E R I E S The ELEVAI S - Series The ELEVAI E - Series TM

INTRODUCING The ELEVAI Root Renewal System Rooted in nature, perfected by science

E L E V A I S - S E R I E S COMMON CAUSES OF HAIR LOSS • Androgenetic Alopecia • Nutritional Deficiencies • Stress • Medications • Lifestyle Factors CHALLENGES WITH CURRENT TREATMENTS • Side eﬀects • Limited eﬃcacy • Cost • Not addressing underlying causes Addressing Hair Issues

First in Class

Dual Mechanism Technology

This innovative dual mechanism approach targets the hair root and works synergistically to achieve visual improvements in hair growth thickness and density while reducing the appearance of hair shedding and thinning hair.

- **PREx™, Precision Regenerative Exosome Technology**
- **YuvaBio Y100, a small molecule discovered using AI that supports mitochondrial function restoration.**



ELEVAI S-SERIES

E L E V A I S - S E R I E S clarify Shampoo The clarify Shampoo is a treatment shampoo designed to gently yet effectively remove excess oil, residue, and environmental pollutants, leaving your hair and scalp feeling clean and refreshed. 150 ML/ 5 FL OZ

E L E V A I S - S E R I E S nourish Condi@oner The nourish Conditioner is a treatment conditioner that helps to moisturize and protect hair from daily damage, maintain hair health, and improve smoothness and shine. 150 ML 5 FL OZ

ELEVAI®



renew
EXOSOME
SCALP SERUM
20ML 0.6 FL OZ

renew
Exosome Scalp Serum

The renew Exosome Scalp Serum is a first-in-class topical formulation powered by a combination of two proprietary technologies, ELEVAI Precision Regenerative Exosome Technology (PRExTM) and YuvaBio Y100, a small molecule discovered using AI that supports mitochondrial function restoration.

20 ML 0.6 FL OZ.

ELEVAI S-SERIES

ELEVAI®

ELEVAI Root Renewal System™

The renew exosome scalp serum is a first-in-class topical formulation powered by a combination of two proprietary technologies, **ELEVAI Precision Regenerative Exosome Technology (PREx™) and YuvaBio Y100**, a small molecule discovered using AI that supports mitochondrial function restoration.

The ELEVAI Root Renewal System™ is a **complete hair and scalp care system** designed to clarify, nourish, and renew your hair from root to tip.

BENEFITS (based on early clinical testing)

- Visual improvements in hair growth, thickness, and density
- Reduces the appearance of thinning hair


ELEVAI

ELEVAI S-SERIES

Meet us at BOOTH #511 Scan QR code below to connect: Jordan R. Plews, Ph.D. Co - Founder & CEO, ELEVAI (Nasdaq: ELAB) contact@elevaiskincare.com Keshav K. Singh, Ph.D. Scientific Founder, Yuva Biosciences Keshav@yuvabio.com